Exhibit 99.1

News Release For Immediate Release, Page 1 of 3

Cboe Global Markets Promotes Jill Griebenow to Chief Financial Officer

•	Jill Griebenow, Senior Vice President, Chief Accounting Officer, appointed to serve as Executive Vice President, CFO, Treasurer and Chief Accounting Officer effective July 10, 2023
•	Current CFO Brian Schell departing company to pursue new opportunity

CHICAGO – July 6, 2023 – Cboe Global Markets, Inc. (Cboe: CBOE), the world's leading derivatives and securities exchange network, today announced the promotion of Jill Griebenow to Executive Vice President, Chief Financial Officer and Treasurer, replacing Brian Schell who will be departing the company to pursue a new professional opportunity outside of the exchange industry. Griebenow will assume the new role beginning July 10, 2023, after working alongside Schell for the past 12 years.

With more than 20 years of experience, Griebenow has served as Chief Accounting Officer since 2018, a role she will also continue to hold. Prior to that, Griebenow was Chief Financial Officer of Cboe’s European operations, charged with managing the company’s overseas financial arm, as well as overseeing the human resources and administrative functions in Europe.

“During her 12-year tenure at Cboe, Jill has made significant contributions and her leadership has helped drive our vision and strategy, enabling us to become the global market powerhouse we are today. She has held many roles across our global organization and has an incredible understanding of our business, bringing the breadth and depth of expertise needed to serve in this new role,” said Ed Tilly, Chairman and Chief Executive Officer of Cboe Global Markets. “I want to thank Brian for his passion and commitment to Cboe during what has been a remarkable period of transformation and growth for our company. We wish him all the best in the future.”

“I am very excited about the future of Cboe and I look forward to assuming this new role,” said Jill Griebenow, Cboe Global Markets Senior Vice President and Chief Accounting Officer. “Together with our strong leadership team I look forward to continuing to execute on our global strategy, building on the solid foundation we have laid.”

“It has been a remarkable journey, and I am incredibly grateful to Ed, the Board of Directors and all of our Cboe Global Markets associates for their support. Having worked closely together for many years, I could not be more excited for Jill to become Cboe’s next Chief Financial Officer,” said Brian Schell, Cboe Global Markets Executive Vice President, Chief Financial Officer and Treasurer. “I consider myself incredibly lucky to have collaborated with this phenomenal team of associates as we have created new markets, launched innovative products and services, and served clients around the globe. Cboe is well-positioned for continued success, and I look forward to cheering on the team from the sidelines.”

About Cboe Global Markets, Inc.

Cboe Global Markets (Cboe: CBOE), the world's leading derivatives and securities exchange network, delivers cutting-edge trading, clearing and investment solutions to people around the world. Cboe provides trading solutions and products in multiple asset classes, including equities, derivatives, FX, and digital assets, across North America, Europe and Asia Pacific. Above all, we are committed to building a trusted, inclusive global marketplace that enables people to pursue a sustainable financial future. To learn more about the Exchange for the World Stage, visit www.cboe.com.

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News Release For Immediate Release, Page 2 of 3

Media Contacts		Analyst Contact

Angela Tu	Tim Cave	Kenneth Hill, CFA
+1-646-856-8734	+44 (0) 7593-506-719	+1-312-786-7559
atu@cboe.com	tcave@cboe.com	khill@cboe.com

Cautionary Statements Regarding Forward-Looking Information

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve a number of risks and uncertainties. You can identify these statements by forward-looking words such as “may,” “might,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue,” and the negative of these terms and other comparable terminology. All statements that reflect our expectations, assumptions or projections about the future other than statements of historical fact are forward-looking statements. These forward-looking statements, which are subject to known and unknown risks, uncertainties and assumptions about us, may include projections of our future financial performance based on our growth strategies and anticipated trends in our business. These statements are only predictions based on our current expectations and projections about future events. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from those expressed or implied by the forward-looking statements.

We operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible to predict all risks and uncertainties, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

Some factors that could cause actual results to differ include: the loss of our right to exclusively list and trade certain index options and futures products; economic, political and market conditions; compliance with legal and regulatory obligations; price competition and consolidation in our industry; decreases in trading or clearing volumes, market data fees or a shift in the mix of products traded on our exchanges; legislative or regulatory changes or changes in tax regimes; our ability to protect our systems and communication networks from security vulnerabilities and breaches; our ability to attract and retain skilled management and other personnel, including compensation inflation; increasing competition by foreign and domestic entities; our dependence on and exposure to risk from third parties; global expansion of operations; factors that impact the quality and integrity of our indices; our ability to manage our growth and strategic acquisitions or alliances effectively; our ability to operate our business without violating the intellectual property rights of others and the costs associated with protecting our intellectual property rights; our ability to minimize the risks, including our credit and default risks, associated with operating a European clearinghouse; our ability to accommodate trading and clearing volume and transaction traffic, including significant increases, without failure or degradation of performance of our systems; misconduct by those who use our markets or our products or for whom we clear transactions; challenges to our use of open source software code; our ability to meet our compliance obligations, including managing potential conflicts between our regulatory responsibilities and our for-profit status; our ability to maintain BIDS Trading as an independently managed and operated trading venue, separate from and not integrated with our registered national securities exchanges; damage to our reputation; the ability of our compliance and risk management methods to effectively monitor and manage our risks; restrictions imposed by our debt obligations and our ability to make payments on or refinance our debt obligations; our ability to maintain an investment grade credit rating; impairment of our goodwill, long-lived assets, investments or intangible assets; the impacts of pandemics; the accuracy of our estimates and expectations; litigation risks and other liabilities; and operating a digital asset business and clearinghouse, including the expected benefits of our Cboe Digital acquisition, cybercrime, changes in digital asset regulation, losses due to digital asset custody, and fluctuations in digital asset prices. More detailed information about factors that may affect our actual results to differ may be found in our filings with the SEC, including in our Annual Report on Form 10-K for the year ended December 31, 2022 and other filings made from time to time with the SEC.

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News Release For Immediate Release, Page 3 of 3

We do not undertake, and we expressly disclaim, any duty to update any forward-looking statement whether as a result of new information, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

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